Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2016 (the “Report”), I, Christopher J. Ryan, Chief Executive Officer, President, Secretary and General Counsel of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

June 14, 2016	/s/Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President and Secretary